Exhibit 23(a)




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------



          As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in this registration statement.


                                                  /s/ Arthur Anderson LLP

                                                  ARTHUR ANDERSEN LLP




          Hartford, Connecticut
          May 9, 1996